                                                                Exhibit 10.80(a)

                              AMENDMENT TWO TO THE
             SUBSCRIBER UNITS AND SERVICES SUPPLY AGREEMENT BETWEEN
               MOTOROLA, INC. AND NEXTEL PARTNERS OPERATING CORP.

     This Amendment to the Subscriber Units and Services Supply Agreement ("Amendment") is entered into the last date signed below and will be deemed effective as of November 1, 2004 ("Effective Date") between MOTOROLA, INC., a Delaware corporation, with offices at 8000 West Sunrise Boulevard, Plantation, FL 33322 ("Motorola"), and NEXTEL PARTNERS OPERATING CORP., a Delaware corporation, with offices at 4500 Carillon Point, Kirkland, WA 98033 ("NPI"); (Motorola and NPI to be collectively referred to as the "Parties" and each a "Party").

     WHEREAS, Motorola and NPI entered into the Subscriber Units and Services Supply Agreement dated September 20, 2004 (the "Agreement"); and

     WHEREAS, Motorola and NPI wish to make certain amendments to the Agreement to reflect agreement to certain business terms;

     NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola and NPI agree as follows:

1.   GENERAL

     1.1 Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Agreement.

     1.2  All references are to sections in the Agreement.

2.   ADDITIONAL TERMS AND CONDITIONS

     Motorola and NPI agree that the following provisions shall be added to Attachment B of the Agreement entitled "Product Terms for Subscriber Units and Accessories":

     15.  2004 Special Promotional Funding.

          15.1 Motorola agrees to make available to NPI special promotional funding for the activation of *** and *** handsets on the NPI network in an amount not to exceed *** in accordance with and pursuant to the conditions set forth below ("Promotional Funding").

          15.2 The Promotional Funding will be paid as a *** credit per activation, up to a maximum of *** activations.

          15.3 To qualify for the activation credit, NPI must:

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                              MOTOROLA CONFIDENTIAL
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

               a. Meet or exceed the unit volume and product mix for November and December that is shown in the Purchase Plan submitted to Motorola on 10/29/04;

               b. Purchase an additional *** and *** handsets in December 2004; and

               c. Submit a report to Motorola showing proof of new activations on the NPI network no later than December 31, 2004.

               Failure to meet the conditions set forth above by December 31, 2004 will disqualify for the Promotional Funding and Motorola will retain all amounts.

          15.4 Earned activation credits will be applied to the NPI account in January 2005.

          15.5 This special promotion ends on December 31, 2004, and will not be applicable in future calendar years, except as specifically agreed to in writing by the Parties. Any amount of available Promotional Funding not utilized by NPI by December 31, 2004 will become unavailable and retained by Motorola.

3.   AGREEMENT MODIFICATIONS

     Motorola and NPI agree that the last paragraph of Section 3.3 of Attachment B of the Agreement is modified to reflect an inventory limit of *** units instead of *** units.

4.   RATIFICATION

     Except as specifically stated in this Amendment, the Agreement is, in all other respects, ratified, confirmed and continues in full force and effect.

5.   AUTHORITY

     Each Party hereto represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment on behalf of each party have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Amendment does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership or corporate action and this Amendment is a valid and binding obligation of such party, enforceable in accordance with its terms.

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                              MOTOROLA CONFIDENTIAL
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

     IN WITNESS WHEREOF, Motorola and NPI have entered into this Amendment as of the Effective Date first written above.


MOTOROLA INC.                           NEXTEL PARTNERS OPERATING CORP.


By:                                     By:   /s/ PHILIP GASKE
    ---------------------------------       ------------------------------------
Name:                                   Name:   Philip Gaske
      -------------------------------         ----------------------------------
Title:                                  Title:   Vice President
       ------------------------------          ---------------------------------
Date:                                   Date:   1/14/05
      -------------------------------         ----------------------------------

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

                             AMENDMENT THREE TO THE
             SUBSCRIBER UNITS AND SERVICES SUPPLY AGREEMENT BETWEEN
               MOTOROLA, INC. AND NEXTEL PARTNERS OPERATING CORP.

     This Amendment Three to the Subscriber Units and Services Supply Agreement ("Amendment") is entered into and will be deemed effective as of January 1, 2005 ("Effective Date") between MOTOROLA, INC., a Delaware corporation, with offices at 8000 West Sunrise Boulevard, Plantation, FL 33322 ("Motorola"), and, NEXTEL PARTNERS OPERATING CORP. a Delaware corporation, with offices at 4500 Carillon Point, Kirkland, WA 98033 ("NPI"); (Motorola and NPI to be collectively referred to as the "Parties" and each a "Party").

     WHEREAS, Motorola and NPI entered into the Subscriber Units and Services Supply Agreement dated September 20, 2004 (the "Agreement"); and amended November 1, 2004;

     WHEREAS, Motorola and NPI wish to make certain amendments to the Agreement to reflect agreement to certain business terms for the calendar year 2005 and 2006;

     NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola and NPI agree as follows:

1.   GENERAL

     1.1 Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Agreement.

     1.2  All references are to sections in the Agreement.

     1.3 There is no Amendment One to the Agreement and Amendment Two, effective for the Initial Term of 2004, is attached hereto and incorporated herein to the extent not inconsistent with the terms of this Amendment Three.

2.   AGREEMENT MODIFICATIONS

     A. Motorola and NPI agree that the following section of Attachment A of the Agreement is modified to read as follows:

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     a.   The second sentence of Section 5.1 shall be deleted and replaced with the following new sentence: "The first renewal term of this Agreement will be for a time period from January 1, 2005 to December 31, 2006 ("First Renewal Term"). Thereafter, this Agreement will automatically renew for one year periods unless terminated by either party upon written notice to the other thirty (30) days prior to the expiration of the First Renewal Term or the then current subsequent annual term (collectively with the Initial Term, the "Term").

     B. Motorola and NPI agree that the following sections of Attachment B of the Agreement are modified to read as follows:

     a. Section 2.2 "Falcon Subscriber Unit Post-Paid Pricing" is deleted in its entirety and replaced with the following:

          "2.2 Falcon Subscriber Unit Pricing and Terms

               .1 The pricing for each of the "Falcon" Handset Units for 2005 is specified in Appendix B-1 attached hereto and incorporated herein by this reference and shall constitute the maximum Base Package price that Motorola shall charge NPI for the listed Handset Units ("Not to Exceed," or "NTE" Price). Appendix B-1 supercedes and replaces Appendix B to the Agreement.

               .2 For the *** and *** Handset Units, the Purchase Advance was exhausted on or before March 1, 2005 and the pricing of these Handset Units is as set forth on Appendix B-1.

               .3 Appendix B-1 may be amended from time to time by mutual agreement of the Parties by means of written amendments, additions or supplemental Handset Unit price sheets signed by each party. For each Handset Unit model, the Handset Unit price sheet will indicate whether the Handset Unit model is categorized as a Low Tier, Mid Tier, High Tier, or Special Category Handset Unit model.

                    The current tier categorization of Handset Unit models is reflected on Appendix B-1 attached to this Amendment.

               .4 The pricing for each of the "Falcon" Handset Units for 2006 is specified in Appendix B-2 attached hereto and incorporated herein by this reference and shall constitute the maximum Base Package price that Motorola shall charge NPI for the listed Handset Units ("Not to Exceed," or "NTE" Price). The pricing shown in

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                    Appendix B-2 is contingent on the product cancellations
                    described in sections .6 and .7 and the volume and mix commitments described in section 19.

               .5 Appendix B-2 may be amended from time to time by mutual agreement of the Parties by means of written amendments, additions or supplemental Handset Unit price sheets signed by each Party. For each Handset Unit model, the Handset Unit price sheet will indicate whether the Handset Unit model is categorized as a Low Tier, Mid Tier, High Tier, or Special Category Handset Unit model.

                    The current tier categorization (for Efficiency Curve threshold calculations) of Handset Unit models in 2006 is:

                                       ***

               .6 Effective January 1, 2006, the ***, and *** Handset Unit models will be cancelled. If NPI requires Last Time Buy "LTB" quantities (LTB available for Service and Repair and Insurance only), LTB non-cancelable purchase orders, for delivery in the first quarter of 2006, must be submitted to Motorola no later then November 30, 2005. The purchase order price for these LTB handsets will be the price per the active price list in the month that the LTB order is placed.

               .7 Effective on the Motorola Ship Acceptance Date ( defined as the date that Motorola commercially releases the subject Handset Unit to NPI) of the *** Handset, the *** and *** Handset models will be cancelled. If NPI requires Last Time Buy "LTB" quantities (LTB available for Service and Repair and Insurance only), LTB non-cancelable purchase orders must be submitted to Motorola no later then sixty (60) days prior to the Motorola Ship Acceptance date of the ***. The purchase order price for these LTB handsets will be the price per the active price list in the month that the LTB order is placed.

     b. Section 3.2 "Co-operative Advertising Program for the Term" is deleted in its entirety and replaced with the following:

          "3.2 Co-operative Advertising Program for the Term:

               Effective for 2005, Motorola agrees to provide NPI with a *** Co-op fund calculated based upon the kitted net purchase price for all post-

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               MOTOROLA & NEXTEL PARTNERS CONFIDENTIAL PROPRIETARY
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

               paid Handset Units (excluding all "Limited Edition", "Special Edition", "NASCAR", and DBR models), transceiver only units, and data devices (excluding CGISS manufactured products), pursuant to the promotional guidelines previously agreed upon by the Parties. For purposes of calculating the *** Co-op fund, the kitted net purchase price will exclude SIM Card, SIM Card fees ("pick fee"), and any incremental NPI specified collateral and associated pick fees. Motorola will issue a credit to NPI's account for all prior month's co-op accruals and net credit against open invoices due on the wire settlement. Appropriate program guidelines are set forth at Appendix E.

               "Limited Edition" models are defined as those unique versions of current handset models distributed in quantities of less than *** units. "Special Edition" models are defined as those unique versions of current handset models distributed in quantities of greater than *** units but less than *** units. "NASCAR" models are those versions of current handset models that are branded with approved NASCAR trademarks or other approved artwork reflecting the NASCAR brand.

               The Co-operative Advertising Program effective for 2005 remains effective for 2006 except that, in addition to the exclusions to the Co-op fund calculation indicated above, the *** Handset model will also be excluded in 2006."

     c. Section 3.3 "2004 Volume Rebate Incentive ("VRI") Program for Handsets" is deleted in its entirety and replaced with the following:

          "3.3 2005 Volume Rebate Incentive ("2005 VRI") Program for Handsets

               .1 NPI is to receive 2005 VRIs in accordance with the table below once Motorola's Handset Sales, as defined below, to NPI exceed *** for January 1, 2005 through December 31, 2005 ("the 2005 Period"). This 2005 VRI shall not be applicable to future calendar years except as agreed to in writing by the Parties.

               .2 Handset Sales is defined as the handset pricing as invoiced to NPI less Co-op or other new and/or incremental rebates, promotions, discounts or price adjustments (including but not limited to all Efficiency Curve Price Adjustments pursuant to Section 5) to the extent such rebates, promotions, discounts and price adjustments are not otherwise accounted for in the invoiced amounts. Notwithstanding the foregoing, Purchase Advance credits applied

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               MOTOROLA & NEXTEL PARTNERS CONFIDENTIAL PROPRIETARY
        Amendment Three to Subscriber Units and Services Supply Agreement
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

                    to invoiced prices pursuant to Section 4 will not be subtracted from the invoiced price for purposes of calculating the Handset Sales.

               .3 Except as set forth below, all handset models are eligible for the 2005 VRI program unless otherwise agreed by the Parties from time to time. Items excluded from the calculation of Handset Sales are data devices (such as im1100), specialty items, returned items, items passed through at cost, SIM card, NPI specified collateral/packaging items, all associated pick fees, and customer provided third party products. Handset shipments excluded from the Handset Sales calculation are soft-launch units, seed stock units, appearance models, units re-sold or shipped to another carrier or any other units as are mutually agreed upon in writing by the Parties. Payment of all earned rebates will coincide with December invoicing transactions scheduled for settlement in January 2006.

               .4 In the 2005 Period, the 2005 VRI amounts for handsets will be earned in accordance with the following:

Adjusted Handset Sales Range   Rebate Earned
----------------------------   -------------
             ***                    ***

               .5 As a further condition of any rebate payments under this 2005 VRI program, NPI agrees that it will provide Motorola with reports of total monthly inventory levels (retail, warehouse and NPI owned handsets in transit) retroactive to January 1, 2005 at the same time the Monthly Purchase Forecast is due by product model and product model derivatives level (ex: color, limited edition).

               .6 As a further condition of any rebate payments under this 2005 VRI program NPI agrees that its average inventory for iDEN Handset Units (i.e., retail, warehouse, and NPI owned handsets in transit) during the last three months of the 2005 Period (October, November, and December 2005) will not exceed *** units, except as the Parties mutually agree is reasonable due to market and business conditions."

     d. Section 5 "Efficiency Curve Price Adjustments" is deleted in its entirety and replaced with the following:

          "5.  Efficiency Curve Price Adjustments ("ECPA")

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               5.1  The 2005 price reductions or ECPAs set forth in Section 5.2 below will apply to iDEN Falcon post-paid Handset Units identified in Appendix B-1 and shipped on a worldwide basis, excluding Special Category, Limited Edition, Special Edition, NASCAR, and DBR models, and excluding NPI sourced/selected items (i.e. SIM Cards, collateral pieces, and associated pick fees) (collectively "2005 Eligible Handset Units"). The following ECPA thresholds are effective January 1, 2005 to December 31, 2005 and are not retroactive to any ECPAs that occurred in 2004 (no retro-active impacts to the efficiency curve model).

               5.2 Efficiency Curve Price Adjustments for 2005 Eligible Handset Units

                    .1 A *** price reduction after every *** Low Tier ("LT") 2005 Eligible Handset Units (net of returns) shipped on a worldwide basis, where LT handsets are defined in Appendix B-1.

                    .2 A *** price reduction after every *** Mid Tier ("MT") 2005 Eligible Handset Units (net of returns) shipped on a worldwide basis, where MT handsets are defined in Appendix B-1.

                    .3 An *** price reduction after every *** High Tier ("HT") 2005 Eligible Handset Units (net of returns) shipped on a worldwide basis, where HT handsets are defined in Appendix B-1.

                    .4 Volumes of Handset Units are aggregated by tier (not model), meaning that the ECPA occur each time the aggregate number of units shipped in HT total *** or MT total *** or LT total ***. Only models that have shipped at the time of an ECPA are eligible for the corresponding price reduction. Newly introduced models will not be eligible for an ECPA until six (6) months after shipment but purchases of those units will still count toward the aggregate number of Handset Units in a particular tier for purposes of the ECPA thresholds. For example, if an eligible MT Handset Unit model starts shipping on 12/1/04, the units of this model are included in the count toward the *** MT units from 12/1/04. However, if a MT ECPA occurs in April (prior to 6/1/05, i.e., 6 months after shipment), this model will not be eligible for the ECPA in April. The model will only be eligible for the next MT ECPA when it occurs.

               5.3  The following 2006 price reductions or ECPAs set forth in
                    Section 5.4 below will apply to iDEN Falcon post-paid Handset Units identified in Appendix B-2 and shipped on a worldwide basis, excluding Special

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                    Category, Limited Edition, Special Edition, NASCAR, and DBR
                    models, and excluding NPI sourced/selected items (i.e. SIM Cards, collateral pieces, and associated pick fees) (collectively "2006 Eligible Handset Units"). The following ECPA thresholds are effective January 1 to December, 31 2006 and are not retroactive to any ECPAs that occurred in 2005 (no retro-active impacts to the efficiency curve model).

               5.4 Efficiency Curve Price Adjustments for 2006 Eligible Handset Units

                    .1 A *** price reduction after every *** Low Tier ("LT") 2006 Eligible Handset Units (net of returns) shipped on a worldwide basis, where LT handsets are defined in Appendix B-2.

                    .2 A *** price reduction after every *** Mid Tier ("MT") 2006 Eligible Handset Units (net of returns) shipped on a worldwide basis, where MT handsets are defined in Appendix B-2.

                    .3 An *** price reduction after every *** High Tier ("HT") 2006 Eligible Handset Units (net of returns) shipped on a worldwide basis, where HT handsets are defined in Appendix B-2.

                    .4 Volumes of Handset Units are aggregated by tier (not model), meaning that the ECPA occur each time the aggregate number of units shipped in HT total *** or MT total *** or LT total ***. Only models that have shipped at the time of an ECPA are eligible for the corresponding price reduction. Newly introduced models will not be eligible for an ECPA until six (6) months after shipment but purchases of those units will still count toward the aggregate number of Handset Units in a particular tier for purposes of the ECPA thresholds. For example, if an eligible MT Handset Unit model starts shipping on 12/1/05, the units of this model are included in the count toward the *** MT units from 12/1/05. However, if a MT ECPA occurs in April (prior to 6/1/06, i.e., 6 months after shipment), this model will not be eligible for the ECPA in April. The model will only be eligible for the next MT ECPA when it occurs.

               5.5 The percentage price reductions set forth above for the First Renewal Term will be based on the fully kitted price of Eligible Handsets Units, as adjusted by any efficiency curve or Purchase Advance application, including accessory upgrades and feature options, but excluding NPI

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

                    sourced/selected items (i.e., SIM Cards, collateral pieces, and associated pick fees).

               5.6 During the First Renewal Term, Motorola reserves the right in the future to offer separate price adjustments on Handset Units eligible for ECPA and in such instances, Motorola reserves the right to make any such price adjustments contingent on the Handset Unit being thereafter excluded from the next subsequent ECPA, if the next ECPA occurs within the *** after the aforementioned pricing adjustment. However, purchases of those Subscriber Units shall still count towards the ECPA purchase thresholds. This Section 5.5 does not apply to any of the incentives, credits or rebates provided to NPI in Sections 16, 17 or 18 herein.

               5.7 Effective for the First Renewal Term, individual Handset Unit models will be limited to:

                    -    *** ECPAs per calendar year.

                    - *** ECPAs in a specific Handset Unit model's tier classification, thereafter the Handset Unit model drops down one tier classification.

                    -    *** ECPAs in the Handset Unit model's lifetime.

               5.8 During the First Renewal Term, to address transitional issues resulting from the implementation of new Handset Unit tier criteria definitions and guiding principles set forth above, NPI and Motorola agree that Handset Unit models that have already received ECPAs prior to January 1, 2005 ("Prior ECPAs") will be treated as follows:

                    - Prior ECPAs count toward lifetime limitation of *** ECPAs (i.e., carry-forward historical count for purposes of lifetime allowable ECPAs)

                    - Prior ECPAs do not count toward the limitation of *** ECPAs in a specific tier classification (i.e., fresh start, do not carry-forward historical count for purposes of per tier classification allowable ECPAs).

               5.9 During the First Renewal Term, after a Handset Unit model has received *** ECPAs in a specific Handset Unit model's tier classification, the model will be reclassified to the next lower tier classification for purposes of ECPAs and all of the model's volume from then forward will count towards the achievement of ECPAs in the model's new tier classification. All of the model's previous unit

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                    volume accumulated in the higher tier classification will
                    remain in the cumulative unit volumes of the higher tier.

               5.10 During the First Renewal Term, if a Handset Unit model is reclassified pursuant to Section 5.8 above, it will not be eligible for an ECPA in its new tier for a period of *** from the date it is reclassified and all of the Handset Unit volume for the reclassified model will count in the new tier from the date of the reclassification.

               5.11 For the 2006 year only, any ECPA reduction that occurs before July 1, 2006 will not be reflected in an ECPA Eligible Handset model price until July 1, 2006. ECPAs that occur after July 1, 2006 will be reflected in the ECPA Eligible Handset model's price once the ECPA threshold is achieved.

3.   ADDITIONAL TERMS AND CONDITIONS

     A. Motorola and NPI agree that the following provision is added to Section 3 entitled "Promotional Programs" of Attachment B of the Agreement entitled "Product Terms for Subscriber Units and Accessories" as a new subsection:

               "3.6 2006 Volume Rebate Incentive ("2006 VRI") Program for
               Handsets

               .1 NPI is to receive 2006 VRIs in accordance with the table below once Motorola's Handset Sales, as defined below, to NPI exceed *** for January 1, 2006 through December 31, 2006 ("the 2006 Period"). This 2006 VRI shall not be applicable to future calendar years except as agreed to in writing by the Parties.

               .2 Handset Sales is defined as the handset pricing as invoiced to NPI less Co-op or other new and/or incremental rebates, promotions, discounts or price adjustments (including but not limited to all Efficiency Curve Price Adjustments pursuant to Section 5) to the extent such rebates, promotions, discounts and price adjustments are not otherwise accounted for in the invoiced amounts. Notwithstanding the foregoing, Purchase Advance credits applied to invoiced prices pursuant to Section 4 will not be subtracted from the invoiced price for purposes of calculating the Handset Sales.

               .3 Except as set forth below, all handset models are eligible for the 2006 VRI program unless otherwise agreed by the Parties from time to time. Items excluded from the calculation of Handset Sales are data devices (such as im1100), specialty items, returned items,

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

                    items passed through at cost, SIM card, NPI specified collateral/packaging items, all associated pick fees, and customer provided third party products. Handset shipments excluded from the Handset Sales calculation are soft-launch units, seed stock units, appearance models, units re-sold or shipped to another carrier or any other units as are mutually agreed upon in writing by the Parties. Payment of all earned rebates will coincide with December invoicing transactions scheduled for settlement in January 2007.

               .4 In the 2006 Period, the 2006 VRI amounts for handsets will be earned in accordance with the following:

Adjusted Handset Sales Range   Rebate Earned
----------------------------   -------------
             ***                    ***

               .5 As a further condition of any rebate payments under this 2006 VRI program, NPI agrees that it will provide Motorola with reports of total monthly inventory levels (retail, warehouse and NPI owned handsets in transit) retroactive to January 1, 2006 at the same time the Monthly Purchase Forecast is due by product model and product model derivatives level (ex: color, limited edition).

               .6 As a further condition of any rebate payments under this 2006 VRI program NPI agrees that its average inventory for iDEN Handset Units (i.e., retail, warehouse, and NPI owned handsets in transit) during the last three months of the 2006 Period (October, November, and December 2006) will not exceed *** units, except as the Parties mutually agree is reasonable due to market and business conditions."

     B. Motorola and NPI agree that the following provisions are added to Attachment B of the Agreement entitled "Product Terms for Subscriber Units and Accessories" as new sections:

     16.  Volume Commitments and 2005 Promotional Funding

          16.1 Motorola agrees to make available to NPI funding for activation rebates that are designed to increase NPI's subscriber loading of handset activations of all handset models. Motorola will provide NPI with a *** activation rebate in the second and third quarter of 2005 on

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               each newly activated Handset Unit and a *** activation rebate in the fourth quarter of 2005 on each newly activated Handset Unit. The maximum dollar amount for this funding is not to exceed ***. This funding will be available for use for Handset Units activated between April 4, 2005 and December 31, 2005 provided that the Handset Units needed to reach the volume commitments set forth in Section 16.1.2 below have been shipped to NPI between April 4, 2005 and December 31, 2005. The activation rebate amounts payable to NPI will be limited to *** of funding available in the second quarter of 2005, and *** in the third quarter of 2005, with no limits to the amounts paid to NPI in the fourth quarter of 2005, except that in no event will the total of activation rebates pursuant to this Section 16.1 exceed ***. The aforementioned activation rebates will be designed to drive the volume and mix requirements set forth in Table A.

               16.1.1 NPI has supplied evidence of new customer activations for the second and third quarter of 2005 as set forth on the activation report attached hereto as Appendix F and made a part hereof. Accordingly, Motorola will remit to NPI *** of the *** total activation rebate amount set forth in Section
                    16.1 above within sixty (60) days of the execution of this Amendment. The activation rebate will be subject to pro rata reimbursement if NPI fails to meet the volume commitments set forth in Section 16.1.2 below. With respect to the fourth quarter of 2005, NPI will supply Motorola with an activation report substantially in the form of the activation report attached hereto as Appendix F. Based on the handset activations set forth in that report, and subject to the volume commitments set forth in Section 16.1.2, Motorola will remit to NPI the *** of the *** activation rebate that NPI qualifies for as set forth in
                    Section 16.1 above.

               16.1.2 In the event that a NPI commitment is not met as specified in Table A (i.e. any shortfalls to minimums or excesses to maximums), NPI will reimburse to Motorola the activation rebates provided by Motorola pursuant to Section 16.1 on a pro-rata basis as specified in Table A. In the event that a reimbursement is due to Motorola, such reimbursement will be settled on the January 2006 wire (which includes shipments and activity ending December 31, 2005). The Parties hereby agree that the dollar amounts specified in Table

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                    A represent fair and reasonable approximation of the
                    reimbursement of dollar amounts that would be incurred by Motorola in the event NPI fails to meet its purchase commitment as set forth in Table A and that such amounts do not constitute a penalty.

                                       ***

     17. Special 2005 Promotional Funding

          17.1 Motorola agrees to make available to NPI promotional funding in addition to the activation rebates set forth elsewhere in this Amendment designed to increase NPI's subscriber loading of handset activations of all handset models.

               17.1.1 Motorola agrees to make available *** of funding in the second quarter of 2005. This funding will be incremental to the funding in section 16.1 and will be provided to NPI as a *** activation rebate on each Handset Unit that is activated in the second quarter of 2005, provided that the volume and mix commitments set forth in Section 18 have been achieved and provided that the quantities of Handset Units subject to this activation rebate have been shipped to NPI within the second quarter.

               17.1.2 Motorola agrees to make available *** of funding in the third quarter of 2005. This funding will be incremental to the funding in section 16.1 and will be provided to NPI as a *** activation rebate on each Handset Unit that is activated in the third quarter of 2005, provided that the volume and mix commitments set forth in Section 18 have been achieved and provided that the quantities of Handset Units subject to this activation rebate have been shipped to NPI within the third quarter.

               17.1.3 Motorola agrees to make available *** of funding in the fourth quarter of 2005. This funding will be incremental to the funding in section 16.1 and will be provided to NPI as a *** activation rebate on each Handset Unit that is activated in the fourth quarter of 2005, provided that the volume and mix commitments set forth in Section 18 have been achieved and provided

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

                    that the quantities of Handset Units subject to this activation rebate have been shipped to NPI within the fourth quarter.

               17.1.4 Based on the activation report attached hereto as Appendix
                    F NPI has achieved sufficient Handset Unit activations to earn the *** funding for the second quarter of 2005 and the *** funding for the third quarter of 2005. Motorola shall remit to NPI the aggregate amount of *** within *** of the execution of this Amendment. This amount shall be subject to reimbursement to Motorola if NPI fails to achieve the volume and mix commitments set forth in Section 18.

          17.2 Motorola agrees to make available a *** per unit activation credit for incremental *** handset models that are committed to in the May 19, 2005 Purchase Forecast. The incremental handset models eligible for the *** will be defined as the quantity of *** handsets that are above the quantities shown for these models in the March 2005 Purchase Forecast plus the incremental purchase requirements shown in sections 18.2 and 18.3 of this Agreement. As shown in the following calculation, a maximum of *** units will be eligible for the *** activation credit.

                    March 2005 Purchase Forecast ***        ***
                    Q2 Incremental *** (section 18.2)       ***
                    Q3 Incremental *** (section 18.3)       ***
                                                            ---
                    BASELINE FOR INCREMENTAL FUNDING        ***

                    QUANTITY OF *** COMMITTED TO
                    IN THE MAY 19, 2005 PURCHASE FORECAST   ***
                                                            ---

     QUANTITY ELIGIBLE FOR THE *** ACTIVATION CREDIT        ***

          Motorola will also make available a *** per unit activation credit for incremental *** handsets above the *** handsets that are eligible to receive the *** per unit credit. The following table will be used to calculate the funding owed to NPI for this program. The activation rebates in Section 17.2 will be paid on the January 2006 wire file.

                                       ***

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          17.3 Motorola agrees to provide NPI with *** for advertising expenses incurred by NPI in the fourth quarter of 2005 for "Eligible Advertising" as defined below. This amount shall be subject to reimbursement to Motorola if NPI fails to achieve the volume and mix commitments set forth in Section 18.

               Eligible Advertising is defined as advertising that promotes Motorola iDEN products (i) by including reference to the Motorola name under the same eligibility requirements currently in effect for the Co-op Advertising Program described in Section 2.2; (ii) through radio, print, collateral, or television and (iii) by including an offer by NPI to sell NPI service and a Motorola manufactured iDEN phone. NPI will provide to Motorola a summary report detailing expenditures made for Eligible Advertising that will include, at a minimum, the type of media, the advertising copy used, the time frame the advertising appeared and the expenses incurred related to the described advertising. Payments to NPI for expenses incurred pursuant to this Section 17.3 will be made on the January 2006 wire. Without affecting the payment date set forth in the prior sentence NPI agrees to allow Motorola to audit NPI records for verification of actual expenditures reported on the summary reports.

     18. 2005 Volume Commitments for Special 2005 Promotional Funding Described in Section 17

          18.1 NPI agrees to a volume commitment to place orders for delivery by December 31, 2005, for *** Handset Units. Failure to place orders for delivery by December 31, 2005 for *** Handset Units may cause NPI to reimburse Motorola for the entire amount of funding agreed to in sections 17.1,17.2, and 17.3. Before the funding is reimbursed to Motorola, the Parties will work together to determine alternative methods to achieve the *** unit commitment. If the Parties cannot agree, Motorola reserves the right to receive a reimbursement for the total amount provided to NPI pursuant to Sections 17.1, 17.2, and 17.3. In the event that a reimbursement is due to Motorola, such reimbursement will be settled on the January 2006 wire.

          18.2 The volume commitment required for the second quarter of 2005 by Motorola and agreed to by NPI is as follows: NPI purchases an incremental *** Handset Units in the second quarter of 2005, of which *** of the incremental Handset Units must be *** handset models. The measurement baseline for the incremental Handset Units for the second quarter of 2005 is the March 2005 Purchase

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               Plan. Total orders placed for shipment in the second quarter of
               2005 must equal a minimum of *** total Handset Units, of which a minimum of *** of the Handset Units must be *** handset models, and a minimum of *** of the Handset Units must be *** and *** handset models. Total 2005 *** handset model purchases must equal a combined minimum quantity of *** (*** shown in the March 2005 Purchase Forecast plus *** incremental *** handsets for the second quarter of 2005). Motorola and NPI hereby acknowledge and agree that NPI has achieved and complied with these volume commitments and conditions as set forth in this Section 18.2.

          18.3 The volume commitment required for the third quarter of 2005 by Motorola and agreed by NPI is as follows: NPI purchases an incremental *** Handset Units in the third quarter of 2005, of which *** of the Handset Units must be *** handset models. The measurement baseline for the incremental Handset Units for the third quarter of 2005 will be the March 2005 Purchase Plan. Total orders placed for shipment in the third quarter of 2005 must equal a minimum of *** total Handset Units, of which the *** handset models must equal a minimum combined quantity of ***. Total annual 2005 *** handset model purchases must equal a combined minimum quantity of *** (*** shown in the annual March 2005 Purchase Forecast plus *** incremental *** handsets for the second quarter of 2005 plus *** incremental *** handsets for the third quarter of 2005). Motorola and NPI hereby acknowledge and agree that NPI has achieved and complied with these volume commitments and conditions as set forth in this Section 18.3.


          18.4 NPI agrees to purchase an additional *** handset models in August 2005 and an additional *** handset models in September 2005. These additional third quarter 2005 purchases will be "pull-ins" from the fourth quarter of 2005 and will not increase NPI's purchase commitment for 2005 Promotional Funding above *** units. NPI must purchase a minimum of *** Handset Units in the third quarter of 2005, of which a minimum of *** of the incremental Handset Units must be *** handset models, *** of the incremental Handset Units must be *** handset models, and *** of the incremental Handset Units must be *** handset models. Mix shifts from the *** to *** and mix shifts from the *** and *** to the *** will be permitted, but mix shifts from the *** to either the *** or *** will not be permitted. Motorola and NPI hereby acknowledge and agree that NPI has achieved and complied with

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               these volume commitments and conditions as set forth in this
               Section 18.4.

          18.5 In the fourth quarter 2005, NPI agrees to mix shift *** units from the *** handset models shown in the Purchase Forecast dated September 22, 2005 for the fourth quarter to the *** handset model. After the mix shift, NPI agrees to place non-cancelable purchase orders for delivery by December 31, 2005 for a total of *** units of the *** Handset Unit model.

          18.6 In the fourth quarter 2005, NPI agrees to place non-cancelable purchase orders for delivery by December 31, 2005 for an additional *** handset models. The total annual volume commitment for 2006 will increase from *** to ***. Any portion of the *** and *** handset models that are not shipped by December 31, 2005 will ship in the first quarter of 2006 and will be incremental to the 2006 minimum volume and mix commitments. These units will not count toward any 2006 minimum volume or mix commitment.

     19.  2006 Volume and Mix Commitments

          19.1 NPI agrees to a volume commitment to place orders for delivery by December 31, 2006 for *** Handset Units.

          19.2 NPI agrees to place orders for delivery by December 31, 2006 for *** Category A Handset Units, *** Category B Handset Units, and *** Category C Handset Units. The Categories are defined as follows:

               CATEGORY A: *** (upon *** Motorola Ship Acceptance Date) CATEGORY B: ***
               CATEGORY C: ***

               The Category definitions may be amended from time to time by mutual agreement of the Parties by means of written amendments.

               * The *** is currently scheduled for Motorola Ship Acceptance Date of April, 14, 2006. If the Motorola Ship Acceptance Date for the *** is later than June 30, 2006, NPI's Category A Handset minimum of *** units will be reduced by *** units for every *** period after June 30, 2006 that the Motorola Ship Acceptance Date for the *** is delayed ("*** Commitment Reduction"); provided, however, to the extent that and for the period that Motorola offers and makes

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               available to NPI a comparable new handset with substantially similar form, fit, features and functions at a comparable price, NPI shall not be entitled to the *** Commitment Reduction.

          19.3 NPI agrees to place orders for delivery for a minimum of *** Handset Units in the first quarter of 2006, and a minimum of *** Handset Units in each of the remaining quarters of 2006. NPI, through its 2006 volume commitment stated in this section 19, agrees to place orders for delivery for a minimum mix commitment of *** Category A and *** Category B Handset Units in the first quarter of 2006 and *** Category A and *** Category B Handset Units in the second quarter of 2006.

          19.4 In the event that the NPI commitments identified in sections 19.1 and 19.2 are not met, NPI will owe Motorola payments based on the Shortfall Impact Table (Table B) below. Shortfall payments owed to Motorola will be calculated against the Handset Unit mix baseline in 19.2. The total quantity of shipments in each Category will be compared against the baseline minimums for each Category.

                                       ***

               All shortfall and excess amounts within each Category will combined to determine the net impact. Any net shortfalls will be owed to Motorola, but net excess amounts will not be owed to NPI; provided, however, such excess amounts will be used to reduce any shortfall impact. The shortfall impact cap is *** for 2006. For example, if NPI takes delivery of *** Category A, *** Category B, and *** Category C Handset Units, the net shortfall impact (as shown in the Shortfall Impact Table Example) owed to Motorola will total ***.

                                       ***

4.   2006 HANDSETS NOMENCLATURE

     The ***, and *** Handset models referenced in this Agreement have not been commercially released to NPI, and may have their nomenclature changed prior to commercial release. A nomenclature change to these handsets does not change the obligations in this Agreement relative to those Handset Units. The term nomenclature means a change to the name only and does not affect the form, fit, features and functions of the Handset Unit.

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5.   RATIFICATION

     Except as specifically stated in this Amendment, the Agreement is, in all other respects, ratified, confirmed and continues in full force and effect.

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6.   AUTHORITY

     Each Party hereto represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment on behalf of each party have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Amendment does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and, (iv) the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership or corporate action and this Amendment is a valid and binding obligation of such party, enforceable in accordance with its terms.

IN WITNESS WHEREOF, Motorola and NPI have entered into this Amendment as of the Effective Date.

MOTOROLA INC.                           NEXTEL PARTNERS OPERATING CORP.


By:   /s/ REY MORE  10/21/2005          By:   /s/ DONALD J. MANNING
    ---------------------------------       ------------------------------------
Name:   Rey More                        Name:   Donald J. Manning
      -------------------------------         ----------------------------------
Title:  Sr VP/GM, iDEN Mobile Devices   Title:   Vice President
       ------------------------------          ---------------------------------
Date:   10/21/2005                      Date:   10/21/05
      -------------------------------         ----------------------------------

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                         Appendix B-1 - Low and Mid Tier
                              iDEN Subscriber Group
                   2005 Falcon NPI Pricing Menu as of 10-19-05

                                       ***

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

                   Appendix B-1 - High Tier & Special Category
                              iDEN Subscriber Group
                   2005 Falcon NPI Pricing Menu as of 10-19-05

                                       ***

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

             Appendix B-2 - Low Tier, Mid Tier, and Special Category
                              iDEN Subscriber Group
                   2006 Falcon NPI Pricing Menu as of 10-19-05

                                       ***

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                            Appendix B-2 - High Tier
                              iDEN Subscriber Group
                   2006 Falcon NPI Pricing Menu as of 10-19-05

                                       ***

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

                                   APPENDIX F

The activation reports as contained in the electronic files sent to Motorola, by Marc Giordano of NPI, on October 21, 2005, labeled as follows:

Q2_File1.zip
Q2_File2.zip
Q3_File1.zip
Q3_File2.zip

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